UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 17, 2012

AdCare Health Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5057 Troy Road

Springfield, OH 45502-9032

(Address of Principal Executive Offices)

(937) 964-8974

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On April 17, 2012, AdCare Property Holdings, LLC (“AdCare Holdings”), a wholly owned subsidiary of AdCare Health Systems, Inc., entered into a Third Amendment to Purchase and Sale Agreement (the “Third Amendment”) with First Commercial Bank (“Seller”), which amends the Purchase and Sale Agreement, dated May 5, 2011, and as amended June 13, 2011, between AdCare Holdings and Brogdon Family, LLC, and as further amended and assigned to AdCare Holdings on September 30, 2011, pursuant to which AdCare Holdings or its assignee shall acquire certain land, buildings, improvements, furniture, fixtures, operating agreements and equipment comprising six skilled nursing facilities located in Oklahoma: Edwards Redeemer Nursing Center, Harrah Nursing Center, Northwest Nursing Center, Whispering Pines Nursing Center, McLoud Nursing Center and Meeker Nursing Center (the “Oklahoma Facilities Purchase”).

The Third Amendment: (i) requires AdCare Holdings to deposit an additional $50,000 into escrow to be used as earnest money; (ii) amends the closing date of the Oklahoma Facilities Purchase to the date which is sixty (60) days after AdCare Holdings receives all required licenses and permits necessary to complete the Oklahoma Facilities Purchase, but in no event later than September 30, 2012; and (iii) releases $200,000 from escrow to the Seller.  Upon the closing of the Oklahoma Facilities Purchase, AdCare Holdings shall receive a $200,000 credit against the purchase price; however if the Oklahoma Facilities Purchase fails to close for any reason other than (i) Seller’s default; (ii) the failure of a condition to closing to be satisfied; or (iii) an event of casualty or condemnation, Seller shall be entitled to retain the $200,000 disbursed from escrow.  If the Oklahoma Facilities Purchase fails to be completed for any reason other than as described in the preceding sentence, Seller shall return the $200,000 to AdCare Holdings upon demand.

The foregoing description of the Third Amendment is qualified in its entirety by reference thereto, a copy of which is attached hereto as Exhibit 2.4 and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)          Exhibits.

2.1               Purchase and Sale Agreement, dated as of May 5, 2011, by and between Brogdon Family, LLC and First Commercial Bank (Incorporated by reference to Exhibit 99.8 to the Registrant’s Current Report on Form 8-K filed October 20, 2011).

2.2               First Amendment to Purchase and Sale Agreement, dated as of June 13, 2011, by and between Brogdon Family, LLC and First Commercial Bank (Incorporated by reference to Exhibit 99.9 to the Registrant’s Current Report on Form 8-K filed October 20, 2011).

2.3               Second Amendment to Purchase and Sale Agreement, dated as of September 30, 2011, among First Commercial Bank, Brogdon Family, LLC, and AdCare Property Holdings, LLC (Incorporated by reference to Exhibit 99.10 to the Registrant’s Current Report on Form 8-K filed October 20, 2011).

2.4               Third Amendment to Purchase and Sale Agreement, dated as of April 17, 2012, by and between First Commercial Bank and AdCare Property Holdings, LLC.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2012	ADCARE HEALTH SYSTEMS, INC.

/s/ Martin D. Brew
Martin D. Brew
Chief Financial Officer

EXHIBIT INDEX

2.1           Purchase and Sale Agreement, dated as of May 5, 2011, by and between Brogdon Family, LLC and First Commercial Bank (Incorporated by reference to Exhibit 99.8 to the Registrant’s Current Report on Form 8-K filed October 20, 2011).

2.2           First Amendment to Purchase and Sale Agreement, dated as of June 13, 2011, by and between Brogdon Family, LLC and First Commercial Bank (Incorporated by reference to Exhibit 99.9 to the Registrant’s Current Report on Form 8-K filed October 20, 2011).

2.3           Second Amendment to Purchase and Sale Agreement, dated as of September 30, 2011, among First Commercial Bank, Brogdon Family, LLC, and AdCare Property Holdings, LLC (Incorporated by reference to Exhibit 99.10 to the Registrant’s Current Report on Form 8-K filed October 20, 2011).

2.4           Third Amendment to Purchase and Sale Agreement, dated as of April 17, 2012, by and between First Commercial Bank and AdCare Property Holdings, LLC.